UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2004

Coach Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-19471	91-1942841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12555 Orange Drive, Suite 261 Davie, Florida	33330
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 862-1425

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

The Registrant hereby amends and restates its report on Form 8-K filed on October 27, 2004, with the Securities and Exchange Commission in connection with the Registrant’s acquisition of Corporate Development Services, Inc., a New York corporation (“CDS”).

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

As of August 31, 2004, we issued 3,226,893 shares of restricted common stock to the shareholders of CDS as partial consideration for our acquisition of all of the common stock of CDS and its affiliates. This transaction was valued at $1.19 per share. The foregoing securities were not registered under the Securities Act of 1933 by reason of the exemption afforded under Section 4(2) of the Securities Act of 1933.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Corporate Development Services, Inc.

and

Subcontracting Concepts, Inc. and Subsidiaries

Description	Page No.
Report of Independent Registered Public Accounting Firm	F-1

Combined Consolidated Balance Sheets For the Six Months Ended June 30, 2004 (Unaudited) and For the Years Ended December 31, 2003 and 2002	F-2

Combined Consolidated Statement of Operations For the Six Months Ended June 30, 2004 and 2003 (Unaudited)	F-3

Combined Consolidated Statement of Operations For the Years Ended December 31, 2003 and 2002	F-4

Combined Consolidated Statement of Shareholders’ Equity For the Six Months Ended June 30, 2004 (Unaudited) and For the Years Ended December 31, 2003 and 2002	F-5

Combined Consolidated Statements of Cash Flows For the Six Months Ended June 30, 2004 and 2003 (Unaudited) and For the Years Ended December 31, 2003 and 2002	F-6

Notes to Combined Financial Statements	F-7 –F-11

(b) Pro forma financial information.

Corporate Development Services, Inc.

and

Subcontracting Concepts, Inc. and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACH INDUSTRIES GROUP, INC. (Registrant)

Date December 3, 2004
	By:	/s/ FRANCIS O’DONNELL
	Name	Francis O’Donnell
	Title:	Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Corporate Development Services, Inc. and

Subcontracting Concepts, Inc. and Subsidiaries:

We have audited the accompanying combined consolidated balance sheets of Corporate Development Services, Inc. and Subcontracting Concepts, Inc. and Subsidiaries (hereinafter collectively referred to as the “Company”) as of December 31, 2003 and 2002 and the related combined consolidated statements of operations, changes in shareholders’ equity and cash flows for the years then ended. These combined consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

November 19, 2004

JEWETT, SCHWARTZ AND ASSOCIATES

Hollywood, Florida

CORPORATE DEVELOPMENT SERVICES, INC.

AND

SUBCONTRACTING CONCEPTS, INC. AND SUBSIDIARIES

COMBINED CONSOLIDATED BALANCE SHEETS

		December 31,
	June 30, 2004 (Unaudited)	2003	2002
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$856,295	$1,141,148	$492,659
Accounts receivable	497,565	284,218	101,489
Unbilled revenues	776,792	832,333	663,790
Due from related parties	107,350	93,308	53,490
Prepaid expenses and other current assets	1,442	13,790	124

Total current assets	2,239,444	2,364,797	1,311,552
PROPERTY AND EQUIPMENT, net	15,697	5,147	9,354
CAPITALIZED SOFTWARE COSTS, net	179,754	128,560	56,888
SECURITY DEPOSIT	50,000	50,000	50,000

	$2,484,895	$2,548,504	$1,427,794

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$171,631	$153,280	$26,314
Accrued contract settlement liability	983,878	1,445,889	793,745
Deferred revenues	517,716	245,423	97,466
Client deposits	250,000	525,000	—
Note payable – related parties	200,000	200,000	248,588

Total current liabilities	2,123,225	2,569,592	1,166,114

COMMITMENTS AND CONTINGENCIES (See Notes)
SHAREHOLDERS’ EQUITY:
Common stock no par value; 400 shares authorized; 400 shares issued and outstanding and additional paid-in capital	2,000	2,000	2,000
Retained earnings (accumulated deficit)	359,670	(23,088)	259,681

Total shareholders’ equity (deficiency)	361,670	(21,088)	261,681

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,484,895	$2,548,504	$1,427,794

The accompanying notes are an integral part of these combined consolidated financial statements.

CORPORATE DEVELOPMENT SERVICES, INC.

AND

SUBCONTRACTING CONCEPTS, INC. AND SUBSIDIARIES

COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

	For the Six Months Ended June 30, (Unaudited)
	2004	2003
REVENUES	$90,756,926	$69,935,341

COST OF SALES	89,532,942	68,976,919

GROSS PROFIT	1,223,984	958,422

OPERATING EXPENSES:

General and Administrative	548,058	426,549

Sales and marketing	83,330	93,416

Depreciation and amortization	9,721	5,778

Interest expense	4,581	4,520

Total operating expenses	645,690	530,263

NET INCOME	$578,294	$428,159

Earnings per Share	$1,446	$1,070

Basic and Fully Diluted Weighted Average Shares Outstanding	400	400

The accompanying notes are an integral part of these combined consolidated financial statements.

CORPORATE DEVELOPMENT SERVICES, INC.

AND

SUBCONTRACTING CONCEPTS, INC. AND SUBSIDIARIES

COMBINED CONSOLIDATED STATEMENT OF OPERATIONS

	For the Years Ended December 31,
	2003	2002
REVENUES	$155,127,152	$81,314,722
COST OF SALES	153,287,355	80,100,249

GROSS PROFIT	1,839,797	1,214,473

OPERATING EXPENSES:

General and administrative	902,062	713,787

Sales and marketing	235,445	170,996

Depreciation and amortization	64,836	1,574

Interest expense	10,065	7,139

Total operating expenses	1,212,408	893,496

NET INCOME	$627,389	$320,977

Earnings per Share	$1,568	$802

Basic and Fully Diluted Weighted Average Shares Outstanding	400	400

The accompanying notes are an integral part of these combined consolidated financial statements.

CORPORATE DEVELOPMENT SERVICES, INC.

AND

SUBCONTRACTING CONCEPTS, INC. AND SUBSIDIARIES

COMBINED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Common Stock
	Shares	Amount	Retained Earnings (Accumulated Deficit)	Total
BALANCE, January 1, 2002	400	$2,000	$93,312	$95,312

Net Income	—	—	320,977	320,977

Shareholder distributions			(154,608)	(154,608)

BALANCE, DECEMBER 31, 2002	400	2,000	259,681	261,681
Net Income	—	—	627,389	627,389
Shareholder distributions	—	—	(910,158)	(910,158)

BALANCE, DECEMBER 31, 2003	400	2,000	(23,088)	(21,088)
Net Income	—	—	578,294	578,294

Shareholder distributions	—	—	(195,536)	(195,536)

BALANCE, JUNE 30, 2004 (Unaudited)	400	$2,000	$359,670	$361,670

The accompanying notes are an integral part of these combined consolidated financial statements

CORPORATE DEVELOPMENT SERVICES, INC.

AND

SUBCONTRACTING CONCEPTS, INC. AND SUBSIDIARIES

COMBINED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30, (Unaudited)		For the Years Ended December 31,
	2004	2003	2003	2002
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$578,294	$428,159	$627,389	$320,977
Adjustments to reconcile net loss to net cash provided by used in operating activities:
Depreciation and amortization	9,721	5,778	64,836	1,574

Changes in operating assets and liabilities:
Accounts receivable	(200,999)	(245,895)	(196,396)	37,832
Unbilled revenues, net	55,540	(420,629)	(168,543)	(326,848)
Accrued contract settlement liability	(462,011)	343,237	652,144	424,410
Deferred revenues, net	272,292	(27,383)	147,958	54,275
Accounts payable and accrued expenses	18,352	24,931	126,966	(96,977)
Client deposits	(275,000)	25,000	525,000	—
Security deposit	—	—	—	(50,000)

Net cash provided by (used in) operating activities	(3,811)	133,198	1,779,354	365,243

CASH FLOWS FROM INVESTING ACTIVITIES:

Capitalization of internally developed software	(60,846)	(45,138)	(90,276)	(56,888)

Purchases of property and equipment	(10,617)	—	(42,026)	(1,603)

Net cash used in investing activities	(71,463)	(45,138)	(132,302)	(58,491)

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of notes payable to related parties	—	(15,000)	(48,588)	—
Borrowings from related parties	—	—	—	248,588
Repayment of loans to officers, directors and shareholders	10,857	—	—	16,169

Loans to officers, directors and shareholders	—	(24,980)	(51,089)	—
Proceeds from (loans to) affiliated companies under common ownership, net	(24,900)	11,272	11,272	—
Distributions to shareholders	(195,536)	(178,458)	(910,158)	(154,608)

Net cash provided by (used in) financing activities	(209,579)	(207,166)	(998,563)	110,149

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(284,853)	(119,106)	648,489	416,901
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,141,148	492,659	492,659	75,758

CASH AND CASH EQUIVALENTS, END OF PERIOD	$856,295	$373,553	$1,141,148	$492,659

The accompanying notes are an integral part of these combined consolidated financial statements.

CORPORATE DEVELOPMENT SERVICES, INC.

AND

SUBCONTRACTING CONCEPTS, INC. AND SUBSIDIARIES

NOTES TO COMBINED CONSOLIDATED FINANCIALS STATEMENTS

For the Six Months Ended June 30, 2004 and 2003 (Unaudited)

For the Years Ended December 31, 2003 and 2002

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity – Subcontracting Concepts, Inc. (“SCI”) was incorporated in the State of New York in March 1996. The Company provides the services of independent contractors, subcontractor settlement processing and specialty insurance products to commercial fleet operators. The Company provides specialty insurance products to these drivers, as well as health benefits and other insurance products they require through various relationships with independent brokers.

Corporate Developments Services, Inc. (“CDS”) was incorporated in the State of New York in February 2001. CDS provides check processing and computer software and development to SCI and various other clients. CDS processes contract settlements for independent contractors as well as support for payroll processing service providers and claims administrators.

Principals of Combination and Consolidation –The combined consolidated financial statements include the accounts of Corporate Development Service, Inc. and SCI and it’s wholly and majority-owned subsidiaries (hereinafter, collectively referred to as the “Company”). All significant inter-company accounts and transactions have been eliminated.

Interim Financial Statements - Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) which are necessary to provide a fair presentation of financial position as of June 30, 2004 and 2003 and the related operating results and cash flows for the interim periods presented have been made. The results of operations, for the period presented are not necessarily indicative of the results to be expected for the year.

Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosures at the date of the financial statements and during the reporting period. Accordingly, actual results could differ from those estimates.

Concentration of Credit Risk - Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash investments and accounts receivable. The Company maintains cash balances at various financial institutions with balances insured by the Federal Deposit Insurance Corporation (FDIC) up to $100,000. The Company has cash balances at various financial institutions over the FDIC insured balances are $431,000, $531,000 and $186,000 at June 30, 2004 (unaudited) and December 31, 2003 and 2002, respectively, relating to the cash and cash equivalent balances.

The Company has one major customer that comprises approximately 18%, 18% and 0% at June 30, 2004, (unaudited), December 31, 2003 and 2002, respectively, of its revenue base.

CORPORATE DEVELOPMENT SERVICES, INC.

AND

SUBCONTRACTING CONCEPTS, INC.

NOTES TO COMBINED FINANCIALS STATEMENTS - Continued

For the Six Months Ended June 30, 2004 and 2003 (Unaudited)

For the Years Ended December 31, 2003 and 2002

Revenue Recognition - The Company records revenue in accordance with EITF 99-19 – “Reporting Revenues Gross as a Principal versus Net as an Agent”. The Company recognizes revenue as services are provided. The Company’s revenues consist of fees paid by its clients under Contract Management Agreements, for the provision of drivers, vehicles and processing services. In addition, the Company’s revenues consist of fees for administrative services provided to independent contractors under separate contractual arrangements with these independent contractors.

In consideration for payment of such service fees, the Company agrees to pay the following direct costs associated with the independent contractors: (i) operators (drivers); (ii) vehicles; (iii) occupational and accidental insurance; and (iv) management services. The Company is the primary obligor in these arrangements, establishes the price of services, has discretion in supplier selection, determines service specifications and has credit risk for services provided.

The Company accounts for fees and the related direct costs using the accrual method. Under the accrual method, fees relating to independent contractors with earned but unpaid settlements at the end of each period are recognized as unbilled revenues and the related direct costs for such services are accrued as a liability during the period in which contract settlements are earned by the independent contractor.

Property and Equipment – Property and equipment are stated at cost. Depreciation and amortization are provided using the straight-line method over the estimated economic lives of the assets, which range from two to seven years.

Expenditures and major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

Software Development Costs - SFAS No. 86, “Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed,” requires capitalization of software development costs incurred subsequent to establishment of technological feasibility and prior to the availability of the product for general release to customers. For the year ended December 31, 2003 and 2002 the Company capitalized approximately $90,276 and $56,888 respectively, and for the six months ended June 30, 2004 and 2003 (unaudited), the Company capitalized $60,846 and 45,138, respectively which primarily including personnel and consulting costs. Systematic amortization of capitalized costs begins when a product is available for general release to customers and is computed on a product-by-product basis at a rate not less than straight-line basis over the product’s remaining estimated economic life. Amortization of software development costs in 2003 was $18,603. No amortization expense was incurred in 2002. Amortization of software development costs for the six months ended June 30, 2004 and 2003 (unaudited) was $9,653 and $5,778, respectively.

Management continually evaluates the net realizable value of software costs capitalized by comparing estimated future gross revenues reduced by the estimated future costs of completing, disposing and maintaining the software. These costs also include the costs of performing maintenance and customer support required by the Company.

Impairment of Long-lived Assets – The Company reviews long-lived assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recovered. At December 31, 2003 and 2002, the Company believes that there has been no impairment of its long-lived assets.

CORPORATE DEVELOPMENT SERVICES, INC.

AND

SUBCONTRACTING CONCEPTS, INC. AND SUBSIDIARIES

NOTES TO COMBINED CONSOLIDATED FINANCIALS STATEMENTS - Continued

For the Six Months Ended June 30, 2004 and 2003 (Unaudited)

For the Years Ended December 31, 2003 and 2002

Deferred Revenue – Deferred revenue represents client payments for services to be provided by the Company. Deferred revenues at June 30, 2004 (unaudited) were $517,716 and at December 31, 2003 and 2002 was $245,423 and $97,466, respectively.

Advertising Costs – The Company expenses advertising costs as they are incurred. Advertising costs for the years ended December 31, 2003 and 2002 were $13,959 and $25,611, respectively. Advertising costs for the six months ended June 30, 2004 and 2003 (unaudited) was $16,992 and $6,951, respectively.

Fair Value of Financial Instruments – The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value.

Cash, prepaid expenses, other assets, and accounts payable carrying amounts approximate fair value.

Cash and Cash Equivalents – The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Income Taxes – The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be taxed as an “S” corporation. In lieu of corporate income taxes, the shareholders of an “S” corporation are taxed on their proportionate share of the Company’s taxable income. Therefore, no provisions or liability for federal or state income taxes has been included in the financial statements.

The Company is subject to excise and franchise taxes for the individual states that they do business in.

Recent Accounting Pronouncements

In January 2003, the FASB issued Interpretation No. 46 (“Consolidation of Variable Interest Entities”). The interpretation defines a variable interest entity as corporation, partnership, trust or any other legal structure used for business purposes that either (a) does not have equity investors with voting rights nor (b) has equity investors that do not provide sufficient financial resources for the equity to support its activities. A variable interest entity often holds financial assets, including loans or receivables, real estate or other property. A variable interest entity may be essentially passive or it may engage in research and development or other activities on behalf of another company. This interpretation requires a variable interest entity to be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity’s activities or entitled to receive a majority of the entity’s residual returns or both. The Company would have to consolidate any of its variable interest entities that meet the above criteria as of July 1, 2003. The interpretation also requires disclosures about variable interest entities that the company is not required to consolidate but in which it has a significant variable interest. Management is in the process of determining if its interests in unconsolidated entities qualify as variable interest entities and, if so, whether the assets, liabilities, non-controlling interest, and results of activities are required to be included in the Company’s consolidated financial statements.

In May 2003, the FASB issued Statement No. 150 (“Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity”). This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. The Statement requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. The Company is currently classifying financial instruments within the scope of this Statement in accordance with this Statement. This Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. Management does not believe that this Statement will have a material impact on the Company’s financial statements.

CORPORATE DEVELOPMENT SERVICES, INC.

AND

SUBCONTRACTING CONCEPTS, INC. AND SUBSIDIARIES

NOTES TO COMBINED CONSOLIDATED FINANCIALS STATEMENTS - Continued

For the Six Months Ended June 30, 2004 and 2003 (Unaudited)

For the Years Ended December 31, 2003 and 2002

NOTE 2 – RELATED PARTY TRANSACTIONS

The Company is occupying office space from a shareholder. The lease term is September 2000 through November 2003 for $1,500 a month. For the years ended December 31, 2003 and 2002, rent expense was $18,000 for both periods. The Company is responsible for property taxes, utilities, insurance and repairs and maintenance.

The Company has loans to affiliated companies owned by directors and officers and shareholders of the Company. At December 31, 2003 and 2002, the balances due from these affiliated companies were $93,308 and $53,490, respectively. The balance of affiliated loans at June 30, 2004 (imaudited) was $107,350.

The Company has a Notes Payable to related parties in the amount of $200,000 and $248,588 for the years ended December 31, 2003 and 2002, respectively, is due to a shareholder of the Company. Interest on the note payable in the amount of $200,000 for both periods which is paid interest monthly at a rate of five percent per annum.

Minimum future office space rentals under the initial sub lease to an affiliated company for each of the five years in the aggregate are as follows:

Years Ended December 31,
2004	$36,418
2005	36,418
2006	36,418
2007	36,418
2008	33,384

$179,056

NOTE 3 – CONTINGENT LIABILITIES

At December 1, 2003, the Company entered into a lease agreement for office space for a term of five years, with an option to renew the lease for an additional five years prior to the expiration of the initial lease. The space has been subleased to two affiliated companies for the same period.

Minimum future rental payments under the initial lease for each of the five years in the aggregate are as follows:

Years Ended December 31,
2004	$74,617
2005	74,617
2006	74,617
2007	74,617
2008	68,399

$366,867

COMBINED STATEMENTS

CORPORATE DEVELOPMENT SERVICES, INC.

AND

SUBCONTRACTING CONCEPTS, INC. AND SUBSIDIARIES

NOTES TO COMBINED CONSOLIDATED FINANCIALS STATEMENTS - Continued

For the Six Months Ended June 30, 2004 and 2003 (Unaudited)

For the Years Ended December 31, 2003 and 2002

NOTE 4 – PROPERTY AND EQUIPMENT AND CAPITALIZED SOFTWARE COSTS

Property and equipment consist of the following as of:

	June 30, 2004	December 31,
	(Unaudited)	2003	2002
Office Equipment	$86,242	$75,624	$33,600
Less accumulated depreciation	(70,546)	(70,477)	(24,246)

	$15,697	$5,147	$9,354

Capitalized software costs consist of the following as of:

	June 30, 2004	December 31,
	(Unaudited)	2003	2002
Capitalized Software Costs	$208,010	$147,163	$56,888
Less Accumulated Amortization Expense	(28,256)	(18,603)	—

	$179,754	$128,560	$56,588

NOTE 5 – NOTE PAYABLE

The Company has a line of credit with a financial institution, in the amount of $400,000. The balances outstanding on the line of credit at December 31, 2003 and 2002 were zero. The interest rate on the line of credit based on LIBOR plus 4.35 percent. The line of credit is renewed on an annual basis.

NOTE 6 – SUBSEQUENT EVENT

On August 31, 2004, Coach Industries Group, Inc. (“Coach”) acquired the Company by issuing to the shareholders of the Company a combination of 3,226,893 shares of common stock valued at $1.19, of which 504,202 shares of common stock are held in escrow, $500,000 cash and $460,000 notes payable. Coach has required that the Company provide to them a signed agreement with their insurance carrier, for at least a term of two years. Upon signing of that agreement, Coach will issue to the shareholders of the Company additional consideration of $1.2 million to be paid in $240,000 cash and common stock amounting to $960,000.

The aggregate consideration to be paid to the holders of CDS Common Stock in connection with the Merger (the “Merger Consideration”) in exchange for all of the issued and outstanding shares of CDS Common Stock shall be equal to $4,800,000 (the “Merger Consideration”), payable as follows: (i) $500,000 in cash (the “Cash Consideration”); (ii) promissory notes in an aggregate principal amount of $460,000, maturing January 15, 2005; and (iii) shares of our common stock, par value $0.001 per share (the “CIGI Common Stock”), having an aggregate value based upon agreed criteria of $3,840,000.

NOTE TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Combined Financial Statements of the Registrant and Corporate Development Services, Inc. (“CDS”) gives effect to the merger between the Registrant and CDS under the purchase method of accounting Principle Board Opinion No. 16, Business Combinations. These Pro Forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of the Registrant would actually have been if the merger had in fact occurred on January 1, 2004 or 2003, nor do they purport to project the results of operations or financial position of the Registrant for any future period or as of any date, respectively.

These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between the Registrant and CDS.

The following is pro forma information for the year ended December 31, 2003 and for the six months ended June 30, 2004, as if the acquisition of CDS were consummated on January 1, 2004 and 2003. The pro forma information is not necessarily indicative of the combined financial position or results of operations, which would have been realized had the acquisition been consummated during the period for which the pro forma financial information is presented.

The Company has hired an independent outside consultant to provide a valuation of the intangible assets. Pursuant to the acquisition, the Company anticipates that the recorded goodwill will be adjusted upon receipt of the independent valuation, which is anticipated to be completed in the fourth quarter of 2004.

You should read the financial information in this section along with the Registrant’s historical financial statements and accompanying notes in Coach’s prior filings with the Securities and Exchange Commission and in this amended Report on Form 8-K.

Coach Industries Group, Inc.

Unaudited Pro Forma Combined Balance Sheet

June 30, 2004

	Coach Industries Group, Inc.	Combined SCI/CDS	Adjustements
			DR	CR	Total
ASSETS

Current Assets
Cash and cash equivalents	$945	$856,295	$—	$—	$857,240
Accounts receivable, net	417,980	497,565	—	—	915,545
Unbilled revenues, net	—	776,792	—	—	776,792
Due from related parties	736,341	107,350	—	—	843,691
Inventories, net	2,717,046	—	—	—	2,717,046
Prepaid expenses and other current assets	237,950	1,442	—	—	239,392

Total Current Assets	4,110,262	2,239,444	—	—	6,349,706

Property and Equipment, net	776,768	15,697			792,465
Capitalized Software Costs, net	—	179,754			179,754

	776,768	195,451	—	—	972,219

Investment Combined SCI and CDS	—		4,900,000	4,900,000	0
Goodwill	2,186,595	—	4,538,330		6,724,925
Other assets		50,000			50,000

TOTAL ASSETS	$7,073,625	$2,484,895	$9,438,330	$4,900,000	$14,096,850

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)

Current Liabilities
Accounts payable and accrued expenses	$1,184,514	$171,631	$—	$100,000	$1,456,145
Accrued contract settlement liability	—	983,878	—	—	983,878
Accrued wages	193,570	—	—	—	193,570
Deferred rent	100,800	—	—	—	100,800
Due to shareholders	—	—	—	500,000	500,000
Note payable - related parties	1,043,797	200,000	—	460,000	1,703,797
Line of credit	346,352	—	—	—	346,352
Deferred revenues, net	—	517,716	—	—	517,716
Deposits payable	—	250,000	—	—	250,000
Warranty reserve	31,872	—	—	—	31,872
Customer deposits	101,500	—	—	—	101,500

Total Current Liabilities	3,002,405	2,123,225	—	1,060,000	6,185,630

Convertible notes payable - related party	1,100,580	—	—	—	1,100,580

Stockholders’ Equity (Deficiency)
Common stock - ($0.01 Par Value; 50,000,000 shares authorized; 11,171,445 shares issued and outstanding)	11,171	—	—	3,227	14,398
Additional paid-in capital	6,940,685	—	—	3,836,773	10,777,458
Treasury stock	(720,000)	—	—	—	(720,000)
Common stock - no par value; 400 shares authorized; 400 shares issued and outstanding
and additional paid-in capital		2,000	2,000	—	0
Unearned compensation - restricted stock grants	(474,583)	—			(474,583)
Retained earnings (Accumulated deficit)	(2,786,633)	359,670	359,670		(2,786,633)

Total Stockholders’ Equity (Deficiency)	2,970,640	361,670	361,670	3,840,000	6,810,640

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)	$7,073,625	$2,484,895	$361,670	$4,900,000	$14,096,850

Coach Industries Group, Inc.

Unaudited Pro Forma Combined Statements of Operations

For the Six months Ended June 30, 2004

	Coach Industries Group, Inc.	Combined SCI/CDS	Pro Forma Adjustments
			DR	CR	ProForma
REVENUES:
Revenues	$4,947,847	$90,756,926	—	—	$95,704,773

COST OF SALES:
Cost of Sales	4,395,559	89,532,942	—	—	93,928,501

TOTAL COST OF SALES	4,395,559	89,532,942	—	—	93,928,501

GROSS PROFIT	552,288	1,223,984	—	—	1,776,272

EXPENSES:
Selling	93,328	83,330	—	—	176,658
General and administrative	505,983	557,779	—	—	1,063,762
Amortization of Restricted Stock - Consulting Expense	383,917	—	—	—	383,917
Interest	33,454	4,581	—	—	38,035

TOTAL EXPENSES	1,016,682	645,690	—	—	1,662,372

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(464,394)	578,294	—	—	113,900

Income taxes	—	—	—	—	—

INCOME (LOSS) FROM CONTINUING OPERATIONS	(464,394)	578,294	—	—	113,900

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
NET INCOME (LOSS) PER SHARE	$(0.07)	$1,446			$0.01

Basic and diluted weighted average common shares outstanding	8,185,531	400			11,412,424

Coach Industries Group, Inc.

Unaudited Pro Forma Adjustments

	DR	CR
Investment in Combined SCI/CDS	4,800,000
Notes Payable		460,000
Due to Shareholders		500,000
Capital Stock		3,227
Additional Paid in Capital		3,836,773

Investment in the combined entities - SCI/CDS

Investment in Combined SCI/CDS	100,000
Accrued Expenses		100,000

To record expenses associated with the acquisition for legal and accounting services

Capital Stock	2,000
Retained Earnings	359,670
Investment in Combined SCI/CDS		4,900,000
Goodwill	4,538,330

To adjust for goodwill related to the acquisition

Coach Industries Group, Inc.

Unaudited Pro Forma Combined Balance Sheet

December 31, 2003

	Coach Industries Group, Inc.	Combined SCI/CDS	Adjustements				Total
			DR		CR
ASSETS

Current Assets
Cash and cash equivalents	$91,565	$1,141,148	$		$		$1,232,713
Accounts receivable, net	12,939	284,218					297,157
Due from related parties	31,593	93,308					124,901
Unbilled revenues, net	—	832,333					832,333
Inventories, net	1,310,483	—		—			1,310,483
Prepaid expenses and other current assets	57,680	13,790					71,470
							0

Total Current Assets	1,504,260	2,364,797		—		—	3,869,057

Property and Equipment, net	901,862	5,147					907,009
Capitalized Software Costs, net		128,560					128,560

	901,862	133,707		—		—	1,035,569

Investment Combined SCI and CDS	—			4,900,000		4,900,000	0
Goodwill	2,186,595	—		4,921,088			7,107,683
Other assets		50,000					50,000

TOTAL ASSETS	$4,592,717	$2,598,504		$9,821,088		$4,900,000	$12,062,309

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)

Current Liabilities
Accounts payable and accrued expenses	$367,669	$153,280	$			$100,000	$620,949
Accrued contract settlement liability		1,445,889					1,445,889
Accrued Wages	32,921	—					32,921
Deferred rent	115,200	—					115,200
Due to shareholders	305,739					500,000	805,739
Note payable - related party	613,659	200,000				460,000	1,273,659
Deferred revenue, net		245,423					245,423
Deposits payable		525,000					525,000
Warranty reserve	20,535	—					20,535
Customer deposits	230,273	—					230,273

Total Current Liabilities	1,685,996	2,569,592		0		1,060,000	5,315,588

Stockholders’ Equity (Deficiency)
Common Stock - ($0.001 Par Value; 50,000,000 shares authorized; 9,785,531 shares issued and outstanding)	9,785					3,227	13,012
Additional Paid in Capital	5,360,228					3,836,773	9,197,001
Treasury Stock	(720,000)						(720,000)
Common stock and Additional Paid in Capital - No Par Value;							0
400 shares authorized; 400 shares issued and outstanding		2,000		2,000			0
Unearned compensation - restricted stock grants		—					0
Accumulated deficit	(1,743,290)	(23,088)		—		23,088	(1,743,290)

Total Stockholders’ Equity (Deficiency)	2,906,723	(21,088)		2,000		3,863,088	6,746,723

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)	$4,592,719	$2,548,504		$2,000		$4,923,088	$12,062,311

Coach Industries Group, Inc.

Unaudited Pro Forma Combined Statements of Operations

For the Year Ended December 31, 2003

	Coach Industries Group, Inc.	Combined SCI/CDS	Pro Forma Adjustments
			DR	CR	ProForma
REVENUES:
Revenues	$1,068,487	$155,127,152			$156,195,639

COST OF GOODS SOLD:
Cost of Sales	1,411,058	153,287,355			154,698,413
					0

TOTAL COST OF GOODS SOLD	1,411,058	153,287,355	—	—	154,698,413

GROSS PROFIT	(342,571)	1,839,797	—	—	1,497,226

EXPENSES:
Selling	47,999	235,445			283,444
General and Administrative	802,354	965,931			1,768,285
Amortization of Restricted Stock - Consulting Expense	550,366	—			550,366
Interest		10,065			10,065

TOTAL EXPENSES	1,400,719	1,211,441	—	—	2,612,160

NET INCOME (LOSS FROM) CONTINUING OPERATIONS BEFORE INCOME TAXES	(1,743,290)	628,356	—	—	(1,114,934)

Income taxes	—	967	—	—	—

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,743,290)	627,389	—	—	(1,114,934)

BASIC AND DILUTED NET INCOME (LOSS) PER SHARE:
NET INCOME (LOSS) PER SHARE	$(0.80)	$1,568			$(0.20)

Basic and diluted weighted average common shares outstanding	2,219,619	400			5,446,512

Coach Industries Group, Inc.

Unaudited Pro Forma Adjustments

	DR	CR
Investment in Combined SCI/CDS	4,800,000
Notes Payable		460,000
Due to Shareholders		500,000
Capital Stock		3,227
Additional Paid in Capital		3,836,773

Investment in the combined entities - SCI/CDS

Investment in Combined SCI/CDS	100,000
Accrued Expenses		100,000

To record expenses associated with the acquisition for legal and accounting services

Capital Stock	2,000
Retained Earnings		23,088
Investment in Combined SCI/CDS		4,900,000
Goodwill	4,921,088

To adjust for goodwill related to the acquisition